EXHIBIT 99.1

Dated: June 9, 2005

RESIGNATION OF AUDITOR

This is to confirm that the client-auditor relationship between PAYGARD, INC. (Commission File Number 0-29685) and Gordon, Hughes & Banks, LLP has ceased.

Sincerely,

Gordon, Hughes, & Banks, LLP
/s/ Gordon, Hughes & Banks, LLP